Dear Shareholder:


We are pleased to provide you with this semiannual report for Centennial Government Trust. During the six-month reporting period ended December 31, 2002, the Trust produced a 1.34% annualized yield, and when taking into account the effects of compounding, a 1.35% annualized effective yield. As of December 31, the Trust's 7-day yields, both with and without compounding, were 1.13%. These returns are primarily the result of the period's low interest rates, which remained near historical lows throughout the reporting period. 1
   Although the Trust's annualized yield reflected the period's low short-term interest rates, the Trust successfully preserved its shareholders' capital in a highly volatile market environment for long-term financial assets. For many investors, money market funds such as Centennial Government Trust represented a safe haven from a declining stock market.
   When the reporting period began at the end of June 2002, the U.S. economy had begun to recover from the 2001 recession. To stimulate renewed economic growth, the Federal Reserve Board had previously reduced short-term interest rates aggressively with 11 rate cuts in 2001, driving the benchmark federal funds rate--the rate banks charge one another for overnight loans--to 1.75%, a 40-year low. Consumer spending remained relatively strong as Americans responded to low interest rates by purchasing automobiles, buying new homes and improving existing ones. However, corporations generally continued to curtail capital spending. Without support from the corporate sector, the economy's performance turned decidedly mixed, and many analysts became concerned that the recovery was in danger of stalling.
   Economic signals remained mixed throughout the third quarter of 2002, contributing to growing uncertainty among investors. What's more, investors became increasingly concerned about the potential economic effects of the corporate scandals affecting a number of major U.S. corporations. Heightened international tensions related to possible war in Iraq also contributed to investors' worries. Yet, despite these concerns, troubling signs of rising unemployment and a persistently weak stock market, the economy managed to grow at a relatively strong 4% rate between July and September.
   The fourth quarter of 2002 began on a weak note, however, with jobless claims rising and manufacturing output declining. In October, consumer confidence fell to a 9-year low, and the stock market also declined to multi-year lows. Some investors feared that the economy was headed toward a double-dip recession.
   In response to what it called a "soft patch" in the economy, the Fed intervened in November with a 0.5 percentage-point interest-rate reduction, its first in 2002, dropping the federal funds rate to 1.25%. Investors and consumers apparently responded well to this move, as the stock market began to rally.


1. Compounded yields assume reinvestments of dividends. The Trust's investment strategy, allocations, and focus can change over time.

   In this generally weak and uncertain economic environment, we looked for tactical opportunities to invest at higher yields whenever possible. We occasionally identified such opportunities among commercial paper (backed by a letter of credit issued by a U.S. government agency) in the six-month maturity range. Otherwise, we had little choice but to reinvest maturing securities at prevailing rates.
   In addition, the Trust's performance was helped by the change in investment policy that was enacted early in the year. In February 2002, the Board of Trustees extended the Trust's maximum average maturity from 60 days to 90 days. This additional flexibility enabled us to capture the higher yields of longer dated securities and lock in rates for as long as practical while interest rates declined. At times during the year, the Trust's weighted average maturity extended beyond 80 days. At the end of December, the Trust's weighted average maturity ranged between 60 and 70 days, reflecting year-end factors that typically arise.
   From a security selection standpoint, the Trust is limited in its investments to short-term debt instruments with the direct or indirect backing of the federal government. Accordingly, we found what we believed to be relatively attractive values in securities issued by U.S. government agencies, such as Fannie Mae, Freddie Mac and Ginnie Mae. We also invested a relatively large proportion of the Trust's assets in repurchase agreements backed by U.S. Treasury securities.
   Looking forward, we intend to maintain a relatively constructive posture until we see convincing signs of economic strength. Accordingly, we have maintained the Trust's weighted average maturity at points that are somewhat longer than the average for our peer group. In our view, this is a prudent approach to earning competitive levels of income while helping to ensure the safety and liquidity of the assets entrusted to us.


Sincerely,


/S/ James C. Swain                                      /S/ John V. Murphy
James C. Swain                                          John V. Murphy
Chairman of the Board                                   President
Centennial Government Trust
January 23, 2003

In reviewing performance, please remember that past performance cannot guarantee future results. Yields will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

                                                           Financial Statements
                                                                     Pages 4-11

Statement of Investments  December 31, 2002 / Unaudited
Centennial Government Trust

                                                                                       Principal                Value
                                                                                          Amount           See Note 1
---------------------------------------------------------------------------------------------------------------------
Joint Repurchase Agreements--19.2% 1
Undivided interest of 98.26% in joint repurchase agreement (Market Value
   $333,100,000) with PaineWebber, Inc., 1.13%, dated 12/31/02, to be repurchased at $327,320,547 on 1/2/03, collateralized by Federal National
   Mortgage Assn., 7%, 3/1/32, with a value of $161,517,476 and Federal Home
   Loan Mortgage Corp., 5.50%, 1/1/33, with a value of 178,439,706
   (Cost $327,300,000) .........................................................  $  327,300,000    $     327,300,000
                                                                                                    -----------------
Letters of Credit--5.2%
Student Loan Marketing Assn., guaranteeing commercial paper
   of Nebhelp, Inc.:
   1.31%, 1/6/03 2 .............................................................      32,105,000           32,099,159
   1.31%, 1/31/03 2 ............................................................      25,000,000           24,972,708
Student Loan Marketing Assn., guaranteeing commercial paper
   of New Hampshire Higher Education Loan Corp., Series 1995A:
   1.30%, 1/14/03 ..............................................................       8,571,000            8,566,977
   1.30%, 1/30/03 ..............................................................       6,968,000            6,960,703
   1.31%, 1/24/03 ..............................................................      16,058,000           16,044,560
                                                                                                    -----------------
Total Letters of Credit (Cost $88,644,107)......................................                           88,644,107
                                                                                                    -----------------

U.S. Government Agencies--79.5%
FNMA Master Credit Facility:
   1.31%, 2/3/03 ...............................................................      32,500,000           32,462,156
   1.32%, 3/3/03 ...............................................................      20,000,000           19,955,267
   1.33%, 4/1/03 ...............................................................      16,100,000           16,047,062
   1.345%, 4/1/03 ..............................................................      25,809,444           25,723,627
   1.70%, 1/8/03-2/3/03 ........................................................      32,565,000           32,538,809
   1.72%, 1/2/03 ...............................................................     150,000,000          149,992,833
   2.01%, 4/1/03 ...............................................................      33,000,000           32,834,175
Federal Farm Credit Bank, 5%, 2/3/03 ...........................................       5,000,000            5,013,745
Federal Home Loan Bank:
   1.28%, 2/21/03-2/28/03 ......................................................      48,688,000           48,591,759
   1.292%, 5/16/03-5/23/03 .....................................................      36,098,000           35,916,825
   1.30%, 5/12/03 ..............................................................      14,500,000           14,431,407
   1.46%, 3/14/03 ..............................................................      10,000,000            9,970,800
   1.58%, 12/9/03 ..............................................................      35,000,000           35,000,000
   1.60%, 12/16/03 .............................................................      30,000,000           30,000,000
   1.85%, 11/10/03 .............................................................      75,000,000           75,000,000
   2.05%, 11/17/03 .............................................................      50,000,000           50,000,000
   4.50%, 4/25/03 ..............................................................       4,000,000            4,040,033

Statement of Investments  Unaudited / Continued
Centennial Government Trust

                                                                                       Principal                Value
                                                                                          Amount           See Note 1
---------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank: Continued
   5.59%, 1/13/03 ..............................................................  $   27,250,000    $      27,282,956
   7.25%, 5/15/03 ..............................................................       3,060,000            3,125,134
Federal Home Loan Mortgage Corp.:
   1.25%, 1/7/03 ...............................................................      15,000,000           14,996,875
   1.27%, 2/13/03-2/19/03 ......................................................      50,000,000           49,918,861
   1.275%, 1/28/03 .............................................................      27,640,000           27,613,569
   1.28%, 2/4/03-3/13/03 .......................................................     150,000,000          149,712,001
   1.30%, 5/22/03-5/30/03 ......................................................      60,951,000           60,635,021
   1.74%, 1/10/03-1/30/03 ......................................................      49,387,000           49,350,302
   4.50%, 6/15/03 ..............................................................      25,009,000           25,362,424
   7%, 2/15/03 .................................................................      30,000,000           30,175,693
   7.375%, 5/15/03 .............................................................      32,249,000           32,950,210
Federal National Mortgage Assn.:
   1.235%, 2/12/03 .............................................................      23,000,000           22,965,653
   1.46%, 3/6/03-3/12/03 .......................................................      35,230,000           35,136,069
   1.67%, 1/23/03 ..............................................................      40,000,000           39,959,178
   1.71%, 3/5/03 ...............................................................      45,689,000           45,566,430
   1.74%, 1/15/03 ..............................................................      25,000,000           24,983,083
   1.745%, 1/8/03 ..............................................................      43,000,000           42,985,410
   5%, 2/14/03 .................................................................      25,000,000           25,089,590
Overseas Private Investment Corp.:
   1.986%, 1/20/03 3,4 .........................................................       2,642,407            2,663,920
   2.011%, 1/20/07 3,4 .........................................................       2,417,711            2,423,598
Tennessee Valley Authority, 1.23%, 1/22/03 .....................................      25,000,000           24,981,333
                                                                                                    -----------------
Total U.S. Government Agencies (Cost $1,355,395,808) ...........................                        1,355,395,808
                                                                                                    -----------------

Total Investments, at Value (Cost $1,771,339,915) ..............................           103.9%       1,771,339,915

Liabilities in Excess of Other Assets ..........................................            (3.9)         (66,966,883)
                                                                                   ----------------------------------
Net Assets .....................................................................          100.0%    $   1,704,373,032
                                                                                   ==================================


Footnotes to Statement of Investments
1. The Trust may have elements of risk due to concentrated investments. Such concentrations may subject the Trust to additional risks.
2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $57,071,867, or 3.35% of the Trust's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.
3. Identifies issues considered to be illiquid--See Note 4 of Notes to Financial Statements.
4. Represents the current interest rate for a variable or increasing rate security.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities December 31, 2002 / Unaudited Centennial Government Trust


--------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (including $327,300,000 in repurchase agreements)
  (cost $1,771,339,915)--see accompanying statement ...........................  $1,771,339,915
Cash ..........................................................................       4,778,009
Receivables and other assets:
Shares of beneficial interest sold ............................................      14,968,227
Interest ......................................................................       3,175,267
Other .........................................................................          88,865
                                                                                 --------------
Total assets ..................................................................   1,794,350,283
                                                                                 --------------

LIABILITIES
Payables and other liabilities:
Investments purchased .........................................................      74,232,845
Shares of beneficial interest redeemed ........................................      15,455,051
Service plan fees .............................................................         145,781
Transfer and shareholder servicing agent fees .................................          55,365
Shareholder reports ...........................................................          26,993
Trustees' compensation ........................................................             752
Other .........................................................................          60,464
                                                                                 --------------
Total liabilities .............................................................      89,977,251
                                                                                 --------------


NET ASSETS ....................................................................  $1,704,373,032
                                                                                 ==============

COMPOSITION OF NET ASSETS
Paid-in capital ...............................................................  $1,704,361,656
Accumulated net realized gain on investment transactions ......................          11,376
                                                                                 --------------
NET ASSETS--application to 1,704,355,650 shares
of beneficial interest outstanding ............................................  $1,704,373,032
                                                                                 ==============
NET ASSET VALUE, REDEMPTION PRICE PER SHARE
AND OFFERING PRICE PER SHARE ..................................................           $1.00


See accompanying Notes to Financial Statements.

Statement of Operations For the Six Months Ended December 31, 2002 / Unaudited Centennial Government Trust


------------------------------------------------------------------------------
INVESTMENT INCOME
Interest .......................................................  $15,239,574
                                                                  -----------
EXPENSES
Management fees ................................................    3,668,167
Service plan fees ..............................................    1,716,144
Transfer and shareholder servicing agent fees ..................      446,763
Custodian fees and expenses ....................................       80,599
Shareholder reports ............................................       43,633
Trustees' compensation .........................................        6,399
Other ..........................................................       67,556
                                                                  -----------
     Total expenses ............................................    6,029,261
Less reduction to custodian expenses ...........................         (762)
Less reimbursement of expenses .................................   (2,222,884)
                                                                  -----------
Net expenses ...................................................    3,805,615
                                                                  -----------
NET INVESTMENT INCOME ..........................................   11,433,959
                                                                  -----------
NET REALIZED GAIN ON INVESTMENTS ...............................       12,125
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........  $11,446,084
                                                                  ===========


See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
Centennial Government Trust

                                                           Six Months Ended
                                                          December 31, 2002             Year Ended
                                                                (Unaudited)          June 30, 2002
--------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income ...................................    $   11,433,959         $   30,084,851
Net realized gain .......................................            12,125                224,295
                                                             -------------------------------------
Net increase in net assets resulting from operations ....        11,446,084             30,309,146
                                                             -------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ....................       (11,433,959)           (30,073,399
Distributions from net realized gain ....................                --                (11,452
                                                             -------------------------------------

BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions ........................       156,727,976             89,903,816
                                                             -------------------------------------

NET ASSETS
Total increase ..........................................       156,740,101             90,128,111
Beginning of period .....................................     1,547,632,931          1,457,504,820
                                                             -------------------------------------
End of period ...........................................    $1,704,373,032         $1,547,632,931
                                                             =====================================

See accompanying Notes to Financial Statements.

Financial Highlights
Centennial Government Trust

                                                       Six Months                                                  Year
                                                            Ended                                                 Ended
                                                December 31, 2002                                              June 30,
                                                      (Unaudited)       2002      2001       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period ..................     $ 1.00    $ 1.00    $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                            --------------------------------------------------------------
Income from investment operations--net
  investment income and net realized gain .............        .01       .02       .05        .05        .04        .05
                                                            --------------------------------------------------------------
Dividends and/or distributions to shareholders:
  Dividends from net investment income ................       (.01)     (.02)     (.05)      (.05)      (.04)      (.05)
  Distributions from net realized gain ................         --        -- 1      --         --         --         --
                                                            --------------------------------------------------------------
  Total dividends and/or distributions
  to shareholders .....................................       (.01)     (.02)     (.05)      (.05)      (.04)      (.05)
Net asset value, end of period ........................      $1.00     $1.00     $1.00      $1.00      $1.00      $1.00
                                                            ==============================================================
TOTAL RETURN 2 ........................................       0.68%     1.92%     5.29%      5.07%      4.47%      4.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) ...............     $1,704    $1,548    $1,458     $1,192     $1,213     $1,132
Average net assets (in millions) ......................     $1,705    $1,585    $1,367     $1,244     $1,245     $1,117
Ratios to average net assets: 3
Net investment income .................................       1.33%     1.90%     5.13%      4.92%      4.37%      4.82%
Expenses ..............................................       0.70%     0.71%     0.73%      0.74%      0.74%      0.75% 4
Expenses, net of reimbursement of expenses ............       0.44%     0.63%     0.73%      0.74%      0.74%      0.75%


1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.


See accompanying Notes to Financial Statements.

Notes to Financial Statements  Unaudited
Centennial Government Trust


--------------------------------------------------------------------------------
1. Significant Accounting Policies
Centennial Government Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust's investment objective is to seek a high level of current income that is consistent with the preservation of capital and the maintenance of liquidity. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI).
   The following is a summary of significant accounting policies consistently followed by the Trust.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Trust, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
   As of December 31, 2002, the Trust had available for federal income tax purposes an estimated unused capital loss carryforward of zero. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
   Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements  Unaudited / Continued
Centennial Government Trust


--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                    Six Months Ended December 31, 2002                  Year Ended June 30, 2002
                                           Shares               Amount                Shares              Amount
-----------------------------------------------------------------------------------------------------------------
Sold ...........................    2,232,003,869      $ 2,232,003,869         3,791,076,839     $ 3,791,076,839
Dividends and/or
  distributions reinvested .....       11,872,653           11,872,653            30,259,554          30,259,554
Redeemed .......................   (2,087,148,546)      (2,087,148,546)       (3,731,432,577)     (3,731,432,577)
                                   ------------------------------------------------------------------------------
Net increase ...................      156,727,976      $   156,727,976            89,903,816     $    89,903,816
                                   ==============================================================================


--------------------------------------------------------------------------------
3. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of the Trust's net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million, 0.40% of the next $250 million, 0.375% of the next $250 million, 0.35% of net assets in excess of $1.5 billion. In the agreement, the Manager guarantees that the Trust's total expenses in any fiscal year, exclusive of taxes, interest and brokerage concessions, and extraordinary expenses such as litigation costs, shall not exceed the lesser of 1.50% of the average annual net assets of the Trust up to $30 million and 1% of its average annual net assets in excess of
$30 million; or 25% of the total annual investment income of the Trust. As a result of this agreement, the Trust was reimbursed $2,222,884 for the six months ended December 31, 2002.
--------------------------------------------------------------------------------
Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies. The Trust pays SSI a $14.75 per account fee.
--------------------------------------------------------------------------------
Service Plan (12b-1) Fees. The Trust has adopted a service plan. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold shares of the Trust. Reimbursement is made quarterly at an annual rate up to 20% of the average annual net assets of the Trust. During the six months ended December 31, 2002, the Trust paid $90,577 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

--------------------------------------------------------------------------------
4. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Trust intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2002 was $5,087,518, which represents 0.30% of the Trust's net assets.

Centennial Government Trust
             Officers and Trustees
             James C. Swain, Trustee and Chairman of
               the Board
             John V. Murphy, President
             William L. Armstrong, Trustee
             Robert G. Avis, Trustee
             George C. Bowen, Trustee
             Edward L. Cameron, Trustee
             Jon S. Fossel, Trustee
             Sam Freedman, Trustee
             Richard F. Grabish, Trustee
             Beverly Hamilton, Trustee
             Robert J. Malone, Trustee
             F. William Marshall, Jr., Trustee
             Barry D. Weiss, Vice President
             Carol E. Wolf, Vice President
             Robert G. Zack, Vice President and Secretary
             Brian W. Wixted, Treasurer

             Investment Advisor and Distributor
             Centennial Asset Management Corporation

             Transfer and Shareholder Servicing Agent
             Shareholder Services, Inc.

             Independent Auditors
             Deloitte & Touche LLP

             Legal Counsel to the Fund
             Myer, Swanson, Adams & Wolf, P.C.

             Legal Counsel to the Independent Trustees
             Mayer Brown Rowe & Maw

             For more complete information about Centennial Government Trust, please refer to the Prospectus. To obtain a copy, call your financial advisor, or contact Centennial Asset Management Corp. at
             1.800.525.9310. Please read the prospectus carefully before you invest any money.

             The financial statements included herein have been taken from the records of the Trust without examination of those records by the independent auditors.














RS0170.001.1202  [LOGO]   Printed on recycled paper







             2002 Semiannual Report
             and Management Commentaries













             Centennial
             Government
             Trust



             December 31, 2002